      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 10, 1998

                                             REGISTRATION STATEMENT NO. 333-3087


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933





                          WORTHINGTON INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                                     31-1189815
-------------------------------         ------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)


            1205 DEARBORN DRIVE, COLUMBUS, OHIO 43085 (614) 438-3210
--------------------------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


          DALE T. BRINKMAN, ESQ., GENERAL COUNSEL, 1205 DEARBORN DRIVE,
                       COLUMBUS, OH 43085, (614) 438-3001
--------------------------------------------------------------------------------
           (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                 WITH A COPY TO:

         PHILIP C. JOHNSTON, ESQ., VORYS, SATER, SEYMOUR AND PEASE LLP,
   52 EAST GAY STREET, P. O. BOX 1008, COLUMBUS, OH 43216-1008 (614) 464-6210

         Registrant hereby deregisters the remaining $7,006,200 of the Debt Securities which are the subject of this Registration Statement and which have not been previously sold pursuant hereto.

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on June 8, 1998.

                                     WORTHINGTON INDUSTRIES, INC.

                                     By:      /s/ Donal H. Malenick
                                        ----------------------------------------
                                        Donal H. Malenick
                                        President, Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

         *                                       *                                 /s/ Donal H. Malenick
----------------------------------      --------------------------------------     ------------------------------------
John H. McConnell                       John P. McConnell                          Donal H. Malenick
Director, Chairman Emeritus of the      Director, Chairman of the Board, Chief     Director, President, Chief Operating
Board                                   Executive Officer                          Officer
Date: June 8,1998                       Date: June 8, 1998                         Date: June 8, 1998


/s/ Michael R. Sayre                    /s/ John T. Baldwin                               *
----------------------------------      --------------------------------------     ------------------------------------
Michael R. Sayre                        John T. Baldwin                            Charles D. Minor
Controller, Principal Accounting        Treasurer, Principal Financial Officer     Director, Secretary
Officer                                 Date: June 8, 1998                         Date: June 8, 1998
Date: June 8, 1998

                                                 *                                          *
----------------------------------      --------------------------------------     ------------------------------------
John B. Blystone                        Charles R. Carson                          William S. Dietrich, II
Director                                Director                                   Director
Date: June 8, 1998                      Date: June 8, 1998                         Date: June 8, 1998

         *                                                                                  *
----------------------------------      --------------------------------------     ------------------------------------
John F. Havens                          Peter Karmanos, Jr.                        Peter A. Klisares
Director                                Director                                   Director
Date: June 8, 1998                      Date: June 8, 1998                         Date: June 8, 1998

         *                                       *                                          *
----------------------------------      --------------------------------------     ------------------------------------
Katherine S. LeVeque                    Robert B. McCurry                          Gerald B. Mitchell
Director                                Director                                   Director
Date: June 8, 1998                      Date: June 8, 1998                         Date: June 8, 1998

         *
----------------------------------
James Petropoulos
Director
Date: June 8, 1998

*By:     /s/ Donal H. Malenick                       Date: June 8, 1998
    ----------------------------------------
       Donal H. Malenick
       Attorney-in-Fact